Exhibit 10.1

EXECUTION COPY

$250,000,000

CHURCH & DWIGHT CO., INC.

6.00% Senior Subordinated Notes due 2012

Purchase Agreement

December 15, 2004

J.P. Morgan Securities Inc.

    As Representative of the

    several Initial Purchasers listed

    in Schedule 1 hereto

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

Church & Dwight Co., Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $250,000,000 principal amount of its 6.00% Senior Subordinated Notes due 2012 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of December 22, 2004 (the “Indenture”) among the Company, Church & Dwight Company, a Wyoming corporation (the “Guarantor”) and The Bank of New York, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior subordinated basis by the Guarantor (the “Guarantee”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated December 7, 2004 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantor will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.25% of the principal amount thereof plus accrued interest, if any, from December 22, 2004 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”), and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex A hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(g),

counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser in accordance with this Agreement and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on December 22, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Company and the Guarantor. The Company and the Guarantor jointly and severally represent and warrant to each Initial Purchaser that:

(a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantor make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

(b) Incorporated Documents. The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, at the time of filing with the Commission, did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, subject, in the case of interim financial statements, to normal year end adjustments; the other historical financial information included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma income statements contained on pages P-2 to P-5 of the Preliminary Offering Memorandum and the Offering Memorandum and related notes thereto, the pro forma financial data included in the Company’s Form 8-K/A filed with the Commission on June 28, 2004 and related notes thereto incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum and the pro forma consolidated financial data set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Selected historical and pro forma consolidated financial data” have been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable.

(d) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than, with respect to long-term debt, the accrual of interest thereon and, with respect to capital stock, as a result of issuances pursuant to the Company’s employee benefit plans), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (other than the regular quarterly dividend in the amount of $0.06 per common share paid on December 1, 2004 to stockholders of record on November 15, 2004), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) none of the Company, any of its subsidiaries nor The Armakleen Company, Alcad Partnership and Armand Products Company (collectively, the “Equity Investees”) has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries or Equity Investees has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

(e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantor of their obligations under the Securities and the Guarantee (a “Material Adverse Effect”). The Company has no subsidiaries other than the subsidiaries listed in Schedule 2 to this Agreement.

(f) Capitalization. The Company has an authorized capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party other than liens, charges, encumbrances, security interests and restrictions under the Company’s existing credit facilities described in the Preliminary Offering Memorandum and the Offering Memorandum.

(g) Due Authorization. The Company and the Guarantor have all requisite corporate power and authority to execute and deliver this Agreement, the Securities, the Indenture (including the Guarantee set forth therein), the Exchange Securities and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(h) The Indenture. The Indenture has been duly authorized by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i) The Securities and the Guarantee. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered to the Initial Purchasers as provided in the Indenture and paid for as provided herein, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantee has been duly authorized by the Guarantor and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantee) will have been duly authorized by the Company and the Guarantor and, when duly executed, authenticated, issued and delivered as described in the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company, as issuer, and the Guarantor, as guarantor, enforceable against the Company and the Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor; and the Registration Rights Agreement has been duly authorized by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

(m) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n) No Conflicts. The execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the

Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Preliminary Offering Memorandum and the Offering Memorandum and the accuracy of the representations made to the Initial Purchasers in accordance with the Preliminary Offering Memorandum and the Offering Memorandum by the purchasers to whom the Initial Purchasers initially resell the Securities, result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) No Consents Required. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth herein, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Preliminary Offering Memorandum and the Offering Memorandum and the accuracy of the representations made to the Initial Purchasers in accordance with the Preliminary Offering Memorandum and the Offering Memorandum by the purchasers to whom the Initial Purchasers initially resell the Securities, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

(p) Legal Proceedings. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries or Equity Investees is a party or to which any property of the Company or any of its subsidiaries or Equity Investees is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries or Equity Investees, would reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are, to the Company’s knowledge, threatened or contemplated by any governmental or regulatory authority or threatened by others.

(q) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries and of Armkel, LLC and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

(r) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(s) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others, except, in each case, where the failure to own or possess such rights or where any such conflict or infringement would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(t) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, except for taxes the failure of which to pay or tax returns the failure of which to file would not reasonably be expected to have a Material Adverse Effect and taxes being contested in good faith by appropriate proceedings; and there is no material tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except as otherwise described in the Preliminary Offering Memorandum and the Offering Memorandum.

(v) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Preliminary Offering Memorandum and the Offering Memorandum, neither the

Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company and the Guarantor, is contemplated or threatened.

(x) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, except where the failure to so maintain an employee benefit plan, the occurrence of prohibited transactions, the occurrence of “accumulated funding deficiencies” and failure of the value of assets of each such plan to exceed the present value of benefits accrued under such plan would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(bb) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and the Guarantor, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(cc) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would reasonably be expected to result in a judgment that the Company is or would reasonably be expected to become unable to satisfy.

(dd) No Restrictions on Subsidiaries. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock to the Company (directly or indirectly), from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company, other than the limitations that apply to the Company’s receivables subsidiary, Harrison Street Funding, LLC, contained in Section 1(n) of Exhibit IV to the Receivables Purchase Agreement dated as of January 16, 2003 in connection with the Company’s receivables securitization financing.

(ee) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ff) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(gg) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(hh) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ii) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Preliminary Offering Memorandum and the Offering Memorandum and the accuracy of the representations made to the Initial Purchasers in accordance with the Preliminary Offering Memorandum and the Offering Memorandum by the purchasers to whom the Initial Purchasers initially resell the Securities, it is not necessary, in connection with the issuance, offer and sale of the Securities to the Initial Purchasers and the initial offer, resale and delivery of the Securities by the Initial Purchasers, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act; and prior to the filing of the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) or the filing of a shelf registration statement as contemplated by the Registration Rights Agreement, the Indenture is not required to be qualified under the Trust Indenture Act.

(jj) No Stabilization. Neither the Company nor the Guarantor has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(kk) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ll) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(nn) Sarbanes-Oxley Act of 2002. The Company and, to the best knowledge of the Company, the Company’s directors and officers, in their capacities as such, are in compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.

4. Further Agreements of the Company and the Guarantor. The Company and the Guarantor jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Amendments or Supplements. Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(e) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor the Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(f) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and the Guarantor will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or the Guarantor and having a tenor of more than one year.

(g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading “Use of proceeds.”

(h) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantor will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(i) PORTAL and DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated

Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(j) No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(k) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(l) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(m) No Stabilization. Neither the Company nor the Guarantor will take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and the Guarantor of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company and the Guarantor contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantor and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or the Guarantor by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or the Guarantor (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

(d) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantor in this Agreement are true and correct and that the Company and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e) Comfort Letters. On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f) Opinion of Internal Counsel for the Company. Susan Goldy, Vice President and General Counsel of the Company, shall have furnished to the Representative, her written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto.

(g) Opinion of Outside Counsel for the Company. Morgan, Lewis & Bockius LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.

(h) Opinion of Wyoming Counsel for the Company. Hathaway & Kunz, Wyoming counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto.

(i) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee.

(k) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantor in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(l) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and the Guarantor.

(m) PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

(n) Additional Documents. On or prior to the Closing Date, the Company and the Guarantor shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

6. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto)

or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser either directly or through the Representative expressly for use therein; provided, that with respect to any such actual or alleged untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with the provisions of Section 4 hereof.

(b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, each of their officers and directors, and each person, if any, who controls the Company or any of the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser either directly or through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the third paragraph, the fifth and sixth sentences of the eighth paragraph and the tenth paragraph under the heading “Plan of Distribution.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any

Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc., and any such separate firm for the Company, the Guarantor, their officers and directors and any control persons of the Company and the Guarantor shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantor on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company, the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the reasonable judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

8. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Guarantor, except that the Company and the Guarantor will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantor or any non-defaulting Initial Purchaser for damages caused by its default.

9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantor jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantor’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers up to an aggregate of $7,500); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and the Guarantor jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, the officers and directors of the Company and the Guarantor and the affiliates, officers and directors of each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantor and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantor or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantor or the Initial Purchasers.

12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; provided that for purposes of this Agreement, the Equity Investees are not “subsidiaries.”

13. Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-1063); Attention: Brian Tramontozzi. Notices to the Company and the Guarantor shall be given to them at Church & Dwight Co., Inc., 469 North Harrison Street, Princeton, New Jersey 08543 (fax: (609) 497-7177); Attention: Susan Goldy, Vice President and General Counsel.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CHURCH & DWIGHT CO., INC.

By:	/s/ ZVI EIREF
Name:	Zvi Eiref
Title:	Vice President Finance and Chief Financial Officer

CHURCH & DWIGHT COMPANY

By:	/s/ ZVI EIREF
Name:	Zvi Eiref
Title:	Vice President

Accepted: December 15, 2004

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By	/s/ CLAUDETTE KRAUS
Authorized Signatory

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities Inc.	$150,000,000
Citigroup Global Markets Inc.	75,000,000
PNC Capital Markets, Inc.	7,500,000
Scotia Capital (USA) Inc.	6,250,000
NatCity Investments, Inc.	6,250,000
Mitsubishi Securities International plc	5,000,000

Total	$250,000,000

Schedule 2

Subsidiaries of the Company

Name	Jurisdiction of Organization
Domestic Subsidiaries

C&D Detergents, Inc.	Delaware
Church & Dwight Technologies, Inc.	Delaware
Church & Dwight Company	Wyoming
Big Cloud Powder Corporation	Delaware
Chicago Contract Powder Corporation	Illinois
Chicago Management Powder Corporation	Delaware
Dewitt International Corporation	Delaware
C&D Chemical Products, Inc.	Delaware
Harrison Street Funding, LLC	Delaware
Alcad Partnership	Delaware
Armus, LLC	Delaware
Armkel Finance, Inc.	Delaware
Armkel Condoms, LLC	Delaware
Armkel Cranbury, LLC	Delaware
Armkel Dentures, LLC	Delaware
Armkel Depilatories, LLC	Delaware
Armkel Diagnostics, LLC	Delaware
Armkel Drops, LLC	Delaware
Armkel Products, LLC	Delaware

Foreign Subsidiaries

Church & Dwight do Brasil Ltda.	Brazil
Brotherton Specialty Products Limited	United Kingdom
QGN Participações S.A.	Brazil
Química Geral do Nordeste S.A.	Brazil
Church & Dwight Ltda.	Brazil
Armkel Holding (Netherlands) B.V.	The Netherlands
Armkel Canada (Netherlands) B.V.	The Netherlands
Church & Dwight Canada Corp.	Canada
Horner Pharmaceuticals Inc.	Canada
Church & Dwight S. de R.L. de C.V.	Mexico
Carter Products (Australia) Pty Ltd	Australia
CWA Superannuation Pty Ltd	Australia
Armkel Company (U.K.) Limited	United Kingdom
Church & Dwight UK Limited	United Kingdom
Denver Laboratories Limited	United Kingdom

Name	Jurisdiction of Organization
Armkel Company (Spain) S.L.	Spain
Icart, S.A.	Spain
Armkel Company (France) S.A.S.	France
Sofibel S.A.S.	France
Armkel (Cayman) Ltd.	Cayman Islands
Karlan International S.A.	Luxembourg
Teutonia beteiligungsverwaltung G.m.b.H.	Germany
Carter Products (Hong Kong) Limited	Hong Kong
Carter Products (N.Z.) Inc.	New Zealand
Church & Dwight Foreign Sales Corporation	Guam
Carter-Horner Corp.	Nova Scotia, Canada
Laboratories Santé Beauté, S.A.S.	France
Laboratories Fumouze S.A.S.	France
Carter Products Ltd.	United Kingdom

Annex A

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

(ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantor; and

(iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

Annex B

Form of Opinion of General Counsel to the Company

(a) Based solely upon the inspection of applicable good standing certificates and foreign qualification certifications relating to each entity, the Company and the Guarantor are in good standing in each jurisdiction set forth in a schedule reasonably acceptable to counsel to the Initial Purchasers.

(b) The execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (ii) result in any violation of the provisions of the charter or by-laws of the Company, except, in the case of clause (i) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(c) To the knowledge of such counsel, except as described in the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending in or by any governmental or regulatory agency, authority or instrumentality or court or arbitrator (a “Covered Agency”) to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and, to the knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any Covered Agency or threatened by others.

(d) The descriptions in the Offering Memorandum of legal proceedings and contracts and other documents under the headings “Business – Legal proceedings” and “Description of other indebtedness” are accurate in all material respects.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantor and public officials that are furnished to the Initial Purchasers.

The opinion of the Vice President and General Counsel of the Company described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

Annex C

Form of Opinion of Morgan, Lewis & Bockius LLP

(a) The Company is validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Offering Memorandum.

(b) The Company’s authorized capital stock is as set forth in the Offering Memorandum under the heading “Capitalization.”

(c) The Company has the requisite corporate power to execute and deliver each of the Transaction Documents and to perform its obligations thereunder.

(d) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions; and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(e) The Securities have been duly authorized and executed by the Company and, when duly authenticated as provided in the Indenture and paid for as provided in this Agreement and delivered to the Initial Purchasers, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided in this Agreement, the Guarantee will be valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(f) The Exchange Securities (including the related guarantees) have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and the Guarantor, as guarantor, enforceable against the Company and the Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(g) This Agreement has been duly authorized, executed and delivered by the Company; and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(h) The Securities and the Indenture (including the Guarantee) conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

(i) The execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument currently in effect and filed as an exhibit to the Exchange Act reports of the Company that are incorporated by reference into the Offering Memorandum, (ii) result in any violation of the provisions of the charter or by-laws of the Company or (iii) result in the violation of any law or statute that, in the experience of such counsel, is generally applicable to transactions of the kind addressed in the Transaction Documents or, to the knowledge of such counsel, any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) Assuming the accuracy of the representations and warranties of the Company, the Guarantor and the Initial Purchasers contained in this Agreement (including in the case of the Initial Purchasers, in Annex A to this Agreement) and their compliance with their respective agreements set forth herein, the Initial Purchasers’ compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, and the accuracy of the representations and warranties made to the Initial Purchasers in accordance with the Purchase Agreement and the Offering Memorandum by the purchasers to whom the Initial Purchasers initially resell the Securities, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) to the Initial Purchasers and the initial resale by the Initial Purchasers and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guaranty) under the Securities Act, the Trust Indenture Act and applicable state securities laws.

(k) To the knowledge of such counsel, except as described in the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending or threatened in or by any governmental or regulatory agency, authority or instrumentality or court or arbitrator to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that would be required to be described in the Offering Memorandum if the Offering Memorandum were a registration statement under the Securities Act on Form S-1 that is not so described.

(l) The statements in the Offering Memorandum under the heading “Material United States federal income tax considerations,” insofar as such statements purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

(m) The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), when filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(n) Neither the Company nor the Guarantor will, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum under “Use of proceeds” be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(o) Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(p) Assuming the accuracy of the representations and warranties of the Company, the Guarantor and the Initial Purchasers contained in this Agreement (including in the case of the Initial Purchasers, in Annex A to this Agreement) and their compliance with their respective agreements contained herein, the Initial Purchasers’ compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, and the accuracy of the representations and warranties made to the Initial Purchasers in accordance with the Purchase Agreement and the Offering Memorandum by the purchasers to whom the Initial Purchasers initially resell the Securities, it is not necessary, in connection with the issuance, offer and sale of the Securities to the Initial Purchasers and the initial offer, resale and delivery of the Securities by the Initial Purchasers, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act; and prior to the filing of the Exchange Offer Registration Statement or the filing of a shelf registration statement as contemplated by the Registration Rights Agreement, the Indenture is not required to be qualified under the Trust Indenture Act, it being understood that such counsel need not express any opinion as to any subsequent resale of any security.

Such counsel shall also advise you supplementally that they have participated in conferences with officers and other representatives of the Company and with representatives of the Initial Purchasers and their counsel, and representatives of the Company’s independent public accountants and at which conferences the contents of the Offering Memorandum were discussed and, although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except and to the extent expressly provided in paragraphs (h) and (l) above), on the basis of the foregoing and the information disclosed to such counsel, but without any independent check and verification, no facts have come to the attention of the lawyers in such counsel’s Firm who have participated in the preparation of the Offering Memorandum, after such consultation by such lawyers as they deem appropriate with other lawyers in such Firm being responsible for significant matters undertaken for the Company, that have led such counsel to believe that the Offering Memorandum, as of its date and the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel shall not express any belief with respect to the financial statements, schedules and notes or other financial data or statistical data derived therefrom, contained or incorporated by reference therein). Such counsel may state that, in making judgments in respect of matters of materiality, such counsel has, to the extent it deemed appropriate, relied upon information received from management and other representations of the Company as to the possible impact of such items upon the Company.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantor and public officials that are furnished to the Initial Purchasers.

Such opinion may state that it is limited to the federal laws of the United States, the laws of the State of New York, and the Delaware General Corporation Law. Such counsel may rely on the opinion of Hathaway & Kunz, Wyoming counsel for the Company, as to the due authorization, execution and delivery by the Guarantor of the Transaction Documents.

The opinion and statement of Morgan, Lewis & Bockius LLP described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

Annex D

Form of Opinion of Wyoming Counsel

(a) Church & Dwight Company (the “Guarantor”) is validly existing and in good standing under the laws of Wyoming and has the corporate power and authority necessary to own or hold its properties and to conduct the businesses described in the Offering Memorandum.

(b) All the outstanding shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable.

(c) The Guarantor has the requisite corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder.

(d) The Indenture has been duly authorized, executed and delivered by the Guarantor.

(e) The Guarantee has been duly authorized by the Guarantor.

(f) The guarantee of the Exchange Securities by the Guarantor has been duly authorized by the Guarantor.

(g) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Guarantor.

(h) The execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) result in any violation of the provisions of the charter or by-laws of the Guarantor or (ii) result in the violation of any Wyoming law or statute (other than applicable securities laws, as to which counsel need not express any opinion) or, to the knowledge of such counsel, any judgment, order, rule or regulation of any Wyoming court or arbitrator or governmental or regulatory authority, except, in the case of clause (ii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i) No consent, approval, authorization, order, registration or qualification of or with any Wyoming court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantor of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantee) the issuance of the Exchange Securities (including the related guarantee thereof) and compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable Wyoming securities laws.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantor and public officials that are furnished to the Initial Purchasers.

Such opinion may state that it is limited to the laws of the State of Wyoming.

The opinion of counsel described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

Exhibit A

Form of Registration Rights Agreement

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated December 22, 2004 (the “Agreement”) is entered into by and among Church & Dwight Co., Inc., a Delaware corporation (the “Company”), the guarantors listed on the signature pages hereto (the “Guarantors”), and J.P. Morgan Securities Inc. (“JPMorgan”) and Citigroup Global Markets Inc. (the “Initial Purchasers”).

The Company, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated December 15, 2004 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $250,000,000 aggregate principal amount of the Company’s 6.00% Senior Subordinated Notes due 2012 (the “Securities”), which will be guaranteed on an unsecured senior subordinated basis by each of the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior subordinated notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in the annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indenture” shall mean the Indenture relating to the Securities dated as of December 22, 2004 among the Company, the Guarantors and The Bank of New York, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“JPMorgan” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

2

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons engaged by the Company or the Guarantors in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement; provided that Registration Expenses shall exclude fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

3

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Selling Holders” shall have the meaning set forth in Section 3(a)(i) hereto.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities, other than additional securities under the Indenture that may be issued by the Company prior to the effective date of the Shelf Registration, unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall have the meaning set forth in Section 2(d) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the

4

Guarantors shall use their reasonable best efforts to (1) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (2) have such Registration Statement remain effective until 210 days after the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

As a condition to participating in the Exchange Offer, a Holder will be required to represent in writing to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not

5

an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer that, in the Company’s judgment, could reasonably be expected to impair its ability to proceed with the Exchange Offer and (iii) any other conditions as shall be agreed upon by the Company and the Initial Purchasers.

(b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed on or prior to 210 days from the date hereof or (iii) no later than 90 days after completion of the Exchange Offer any Initial Purchaser shall so reasonably request in writing in connection with any offer or sale of Registrable Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a)

6

with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to 210 days from the date hereof (the “Target Registration Date”), the interest rate on the Registrable Securities will be increased by (i) 0.25% for the first 90-day period immediately following the Target Registration Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act, up to a maximum of 1.00% per annum of additional interest.

If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 consecutive days (or more than 60 days total,

7

whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities will be increased by 0.25% per annum commencing on the 31st day or 61st day, as applicable, in such 12-month period for the first 90-day period thereafter and an additional 0.25% with respect to each subsequent 60-day period, in each case ending on such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable, up to a maximum of 1.00% per annum.

(e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof (the Holders who sell Registrable Securities pursuant to such Shelf Registration being referred to herein as the “Selling Holders”) and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and to use their reasonable best efforts to keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) in the case of a Shelf Registration, furnish to each Selling Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders (which, for the purposes of this Section 3, shall be a single counsel selected by the Majority Holders) and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, in order to facilitate the sale or other disposition of the Registrable Securities thereunder as each such Selling Holder or Underwriter may reasonably request in writing; and the Company and the

8

Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each such Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Selling Holder of Registrable Securities and counsel for such Holders (and, in the case of the Exchange Offer Registration Statement, notify any Initial Purchaser or Participating Broker-Dealer that shall have made a request pursuant to Section 4(b) hereof) promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (but the Company need not disclose the substance of such event prior to the filing of the relevant document referenced in Section 3(a)(ix)) and (6) of any determination by the

9

Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

(vi) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time and provide prompt notice to each Holder of the withdrawal of any such order;

(vii) in the case of a Shelf Registration, furnish to each Selling Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested in writing);

(viii) in the case of a Shelf Registration, cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request in writing at least one Business Day prior to the closing of any sale of Registrable Securities;

(ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree (a) to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission (b) to maintain the information contained in such notice on the existence of such notice confidential unless and until the information is made publicly available (other than by action of such Holders, directly or indirectly);

(x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement (other than any Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K), provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Selling Holders of Registrable Securities and a single counsel for such Holders selected by the Majority Holders) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders of Registrable Securities or their counsel)

10

available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus (other than any Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K), of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders of Registrable Securities or their counsel) shall reasonably and promptly object;

(xi) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(xii) use reasonable best efforts to cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii) in the case of a Shelf Registration, make available for inspection by a representative of the Selling Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by the Holders of Registrable Securities (but in no event more than one firm of attorneys or one firm of accountants for such Holders selected by the Majority Holders) and any attorneys and accountants designated by such Underwriter, at reasonable times during normal business hours and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with the performance of their “due diligence” investigation with respect to a Shelf Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter;

(xiv) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any

11

Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xv) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment or, if permitted by law or Staff interpretation, prepare a document, the filing of which will enable the incorporation by reference into the Prospectus of, such information with respect to such Holder as such Holder reasonably requests to be included therein so that such Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and make all required filings of such Prospectus supplement, such post-effective amendment or such other document promptly after the Company has received notification of the matters to be so included in such filing; and

(xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other customary actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, including, but not limited to, an Underwritten Offering, and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) in the case of an Underwritten Offering, use reasonable best efforts to obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) in the case of an Underwritten Offering, use reasonable best efforts to obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and, with respect to an Underwritten Offering, to evidence compliance with any customary conditions contained in an underwriting agreement.

12

(b) In the case of a Shelf Registration Statement, the Company may require each Selling Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing, and the Company may exclude from such Shelf Registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable period of time following such request unless and until such information is delivered prior to the effectiveness of such Shelf Registration.

(c) In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such stop order is lifted or such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Company and the Guarantors shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period, any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

13

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date, if requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that if, during such 180-day period, any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(5) hereof shall occur, the Company and the Guarantors shall extend such 180-day period by the number of days during the period from and including the date of receipt of notice pursuant to Section 3(a)(v) hereof to and including the date when such Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, (x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through JPMorgan or any selling Holder expressly for use therein and (y) to the extent the

14

delivery of a Prospectus is required by law, any untrue statement or omission or alleged untrue statement or omission that was contained or made in any related preliminary Prospectus, if both (A) a copy of the final Prospectus was not sent or given by such Initial Purchaser or Holder to such Person asserting any such loss, claim, damage or liability on or prior to the written confirmation of the sale of such Securities or Exchange Securities to such Person and (B) the untrue statement in or omission from the related preliminary Prospectus was corrected in the final Prospectus and the Company complied with its agreements in Section 3(a)(ii), 3(a)(iii) and 3(a)(ix). In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified

15

Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by JPMorgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things,

16

whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other reasonable expenses by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and

17

waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce

18

such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(i) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

19

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CHURCH & DWIGHT CO., INC.

By:
Name:
Title:

CHURCH & DWIGHT COMPANY

By:
Name:
Title:

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the

several Initial Purchasers

By
Authorized Signatory

[Signature Page to Rergistrtation Rights Agreement]